EXHIBIT 99.3

                                ESSEX CORPORATION

                           AND PERFORMANCE GROUP, INC.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

INTRODUCTION

Pursuant to an Asset Purchase Agreement dated as of June 3, 2004 by and among Essex Corporation ("Essex" or "the Company"), Performance Group, Inc., a Virginia corporation ("PGI"), and Ronald Horn, sole Shareholder of PGI, Essex acquired substantially all of the assets of PGI ("the Merger"). The merger became effective as of June 25, 2004.

Pro forma financial information, prepared as if the transaction was consummated on December 29, 2002 (the beginning of the Company's 52-week fiscal year), is presented as follows.

           1. Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended December 28, 2003 (unaudited)

           2. Pro Forma Consolidated Statement of Operations for the six month period ended June 27, 2004 (unaudited)

           3.   Notes to Pro Forma Financial Information (unaudited)

ESSEX CORPORATION
and PERFORMANCE GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FIFTY-TWO WEEK FISCAL YEAR ENDED
DECEMBER 28, 2003
UNAUDITED
                                                                                                      Pro Forma
                                                            HISTORICAL                              Adjustments         Pro Forma
                                                     ESSEX              PGI           TOTAL        & Eliminations     Adjusted Total
                                               --------------   -------------    -------------    ---------------     --------------

Revenues                                       $  16,286,210    $   4,502,341    $  20,788,551    $           -       $  20,788,551
Cost of goods sold and services provided         (10,388,831)      (3,347,101)     (13,735,932)         492,000  E3     (13,243,932)
                                               -------------    -------------    -------------    -------------       -------------
    Gross Margin                                   5,897,379        1,155,240        7,052,619          492,000           7,544,619

Selling, general and administrative expenses      (4,905,475)        (292,556)      (5,198,031)          (6,000) E1      (5,679,394)
                                                                                                       (492,000) E3
                                                                                                         16,637  E3
Research and development                            (403,051)               -         (403,051)               -            (403,051)
Amortization of other intangibles                   (380,608)               -         (380,608)        (330,750) E1        (711,358)
                                               -------------    -------------    -------------    -------------       -------------

Operating Profit (Loss)                              208,245          862,684        1,070,929         (320,113)            750,816

Interest (expense) income, net                       (68,653)          22,329          (46,324)         (16,637) E3         (62,961)
                                               -------------    -------------    -------------    -------------       -------------

Income (Loss) Before Income Taxes                    139,592          885,013        1,024,605         (336,750)            687,855

Provision for income taxes                E2               -                -                -                -                   -
                                               -------------    -------------    -------------    -------------       -------------

Net Income (Loss)                              $     139,592    $     885,013    $   1,024,605         (336,750)      $     687,855
                                               =============    =============    =============    =============       =============

Basic Earnings Per Common Share                $        0.02                                                          $        0.08
                                               =============                                                          =============

Diluted Earnings Per Common Share              $        0.01                                                          $        0.07
                                               =============                                                          =============

Weighted Average Number of Essex Shares
 Outstanding

Basic                                              8,706,498                                                              8,706,498

Effect of dilution-
      Stock Options                                1,091,456                                                              1,091,456
                                               -------------                                                          -------------
Diluted                                            9,797,954                                                              9,797,954
                                               =============                                                          =============

The accompanying notes are an integral part of these statements.

ESSEX CORPORATION
and PERFORMANCE GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED
JUNE 27, 2004
UNAUDITED
                                                                                                      Pro Forma
                                                            HISTORICAL                              Adjustments         Pro Forma
                                                     ESSEX              PGI           TOTAL        & Eliminations     Adjusted Total
                                               --------------   -------------    -------------    ---------------     --------------

Revenues:
   Services and products                       $  22,808,163    $   2,630,606    $  25,438,769    $           -       $  25,438,769
   Purchased hardware                             12,035,922                -       12,035,922                -          12,035,922
                                               -------------    -------------    -------------    -------------       -------------
    Total                                         34,844,085        2,630,606       37,474,691                -          37,474,691
                                               -------------    -------------    -------------    -------------       -------------

Cost of goods sold and services provided
   Services and products                         (17,203,129)      (2,022,023)     (19,225,152)         269,600  E3     (18,955,552)
   Purchased hardware                            (11,838,197)               -      (11,838,197)               -         (11,838,197)
                                               -------------    -------------    -------------    -------------       -------------
    Total                                        (29,041,326)      (2,022,023)     (31,063,349)         269,600         (30,793,749)
                                               -------------    -------------    -------------    -------------       -------------

    Gross Margin                                   5,802,759          608,583        6,411,342          269,600           6,680,942


Selling, general and administrative expenses      (4,526,463)        (113,931)      (4,640,394)          (3,000) E1      (4,905,494)
                                                                                                       (269,600) E3
                                                                                                          7,500  E3
Research and development                            (447,215)               -         (447,215)               -            (447,215)
Amortization of other intangibles                   (162,299)               -         (162,299)        (165,375) E1        (327,674)
                                               -------------    -------------    -------------    -------------       -------------

Operating Profit (Loss)                              666,782          494,652        1,161,434         (160,875)          1,000,559

Interest (expense) income, net                       125,161            8,733          133,894           (7,500) E3         126,394
                                               -------------    -------------    -------------    -------------       -------------

Income (Loss) Before Income Taxes                    791,943          503,385        1,295,328         (168,375)          1,126,953

Provision for income taxes                  E2             -                -                -                -                   -
                                               -------------    -------------    -------------    -------------       -------------

Net Income (Loss)                              $     791,943    $     503,385    $   1,295,328         (168,375)      $   1,126,953
                                               =============    =============    =============    =============       =============

Basic Earnings Per Common Share                $        0.05                                                          $        0.07
                                               =============                                                          =============

Diluted Earnings Per Common Share              $        0.05                                                          $        0.07
                                               =============                                                          =============

Weighted Average Number of Essex Shares Outstanding

Basic                                             15,045,973                                                             15,045,973

Effect of dilution-
      Stock Options                                1,379,821                                                              1,379,821
                                               -------------                                                          -------------
Diluted                                           16,425,794                                                             16,425,794
                                               =============                                                          =============

The accompanying notes are an integral part of these statements.

                                ESSEX CORPORATION
                                       AND
                             PERFORMANCE GROUP, INC.
              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


Note A:  Historical Information

The financial information shown for Essex Corporation (Company) represents the information from the Company's Form 10-K for the fiscal year ended December 28, 2003 and from its Form 10-Q for the quarterly period ended June 27, 2004.

The financial information for Performance Group, Inc. (PGI) was derived from its audited information for its 52 week periods ended December 26, 2003 and December 27, 2002 as well as unaudited internal financial information for the six month period ended June 25, 2004.

Note B:  Agreement to acquire Performance Group, Inc. (PGI)

Effective as of June 25, 2004, under an Asset Purchase Agreement between the Company and PGI, substantially all of the assets of PGI were acquired by Essex. Under the terms of the Agreement, the Company paid $5,792,000 in cash and assumed $362,000 in liabilities. The Company also incurred approximately $125,000 in outside expenses.

Note C:  Common Stock

Essex common stock is no par value with 50 million shares authorized. For historical purposes, there were 15,241,257 shares issued and outstanding at December 28, 2003 and 15,116,329 at June 27, 2004. There were 9,797,954 and
16,425,794 diluted weighted average common shares outstanding during fiscal 2003 and in the first six months of 2004, respectively.

Note D:  Pro Forma Consolidated Balance Sheet (Unaudited)

A pro forma consolidated balance sheet has not been prepared since the transaction is reflected in the Company's balance sheet filed with its Form 10-Q for the quarter ended June 27, 2004.

Note E:  Pro Forma Consolidated Statements of Operations (Unaudited)

The Pro Forma Consolidated Statements of Operations have been prepared on the basis of the following assumptions:

(1) Amortizable intangible assets of approximately $1,225,000 were primarily related to contracts which have average lives of approximately 4.5 years and intellectual property of $198,000 with a life of approximately 5 years. Employment agreements with non compete covenants valued at $75,000 have estimated lives of 4 years. Amortization is calculated on a straight-line basis. Property and equipment amortization of the fair value adjustment of $12,000 was $6,000 in 2003 and $3,000 in the first six months of 2004.

(2) No income tax expense has been recognized on the basis that the entities will file a consolidated return. Essex has net operating loss carryforwards which are expected to be available to offset taxable operating income generated from this transaction. At this time, Essex fully adjusts its deferred tax asset valuation account to eliminate the recognition of its deferred tax asset.

                                ESSEX CORPORATION
                                       AND
                             PERFORMANCE GROUP, INC.
              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


(3) The PGI statement of income was adjusted to reclassify certain PGI overhead expenses to selling, general and administrative expenses ("SG&A") from cost of goods sold and services provided. The Company also reclassified certain other income from interest income to SG&A. These reclassifications were made in order to conform to the Company's historical financial statement presentation.